U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 25, 2001
           ----------------------------------------------------------
                Date of Report (date of earliest event reported)



                                SHOPNET.COM, INC.
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              Exact Name of Registrant as Specified in its Charter

               Delaware                                0-28690                              13-3871821
  -----------------------------------    -----------------------------------    ----------------------------------
    (State or Other Jurisdiction of            (Commission File Number)        (IRS Employer Identification Number)
            Incorporation)

            14 East 60th Street, Suite 402, New York, New York 10022
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                     Address of Principal Executive Offices

                                 (212) 688-9223
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               Registrant's Telephone Number, Including Area Code

ITEM 8. CHANGE IN FISCAL YEAR

         On June 25, 2001, the Board of Directors of the Registrant authorized a change in the Registrant's fiscal year end from December 31st to June 30th. A Form 10-KSB will be filed for the transition period ending June 30, 2001.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    SHOPNET.COM, INC.


                                                /s/ Harold Rashbaum
Dated:   July 9, 2001                      By:      Harold Rashbaum
                                                    President